SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement.
☐	Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive proxy statement.
☐	Definitive additional materials.
☒	Soliciting material under Rule 14a-12.
Osmonics, Inc.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Date: December 26, 2002

        The proposed transaction will be submitted to Osmonics' shareholders for their consideration. On December 23, 2002, GE filed a registration statement, containing a preliminary proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Shareholders of Osmonics are urged to read the registration statement and the definitive proxy statement/prospectus, and any other relevant documents filed with the SEC, when they become available, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about GE and Osmonics, at the SEC's Internet site (http://www.sec.gov).

        Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to GE Power Systems, Attention Dennis Murphy, 4200 Wildwood Parkway, Atlanta, Georgia, 30339, 770/859-6948, or to Osmonics, Investor Relations, 5951 Clearwater Drive, Minnetonka, Minnesota, 55343-8995, or 952/933-2277.

        GE, Osmonics and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Osmonics in connection with the merger. Information about the directors and executive officers of GE is set forth in the proxy statement on Schedule 14A for GE's 2002 annual meeting of shareholders, as filed with the SEC on March 8, 2002. Information about the directors and executive officers of Osmonics and their ownership of Osmonics common stock is set forth in the proxy statement on Schedule 14A for Osmonics' 2002 annual meeting of shareholders, as filed with the SEC on April 8, 2002.

        Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

        This document contains forward-looking statements. The following factors, among others, could cause the actual results of the acquisition to differ materially from Osmonics' expectations: the ability to timely and fully realize the expected cost savings and revenues; competition; changes in economic conditions. Osmonics does not assume any duty to update forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such statements are based on information available as of the date hereof, and are made only as of the date hereof. To the extent that such statements relate to the proposed merger referred to in this document, there is a risk, among others, that the merger might not be completed.

December 26, 2002

Dear Osmonics Colleague:

GE announced on Friday, December 20, its intention to combine Osmonics, GE Water Technologies (GEWT) and GE Betz into a single, fully integrated business to serve water and industrial fluid process customers around the world, pending the closing of the GE/Osmonics merger which, assuming satisfaction of the closing conditions, is expected to close in the first quarter of 2003. I had an opportunity to meet with the leadership of GE Betz and GEWT last week to begin the integration planning process, and I believe that this move will be a great one for Osmonics employees and its customers.

As we said last month when we announced the merger of Osmonics with GE Power Systems, our business is destined to play a central role in the evolution and growth of GE's water and industrial fluid process technology enterprise, and that outlook hasn't changed. As a leader in our chosen markets and in advanced technologies associated with water purification and fluid filtration and handling, Osmonics brings significant complementary strengths to GE's emerging water business.

GE's decision to combine the three businesses into a single entity enhances our opportunity to make a contribution to the success of this growth platform, enables us to generate even greater value for our current customers, and positions us favorably to attract new customers. And it will enable GE to leverage technologies, expertise and best practices across its pursuits in water and industrial fluid processes in ways that reap big rewards for both the business and its customers.

The new integrated business will be led by George Oliver, currently vice president and general manager of GE Betz, and will be a unit within GE Specialty Materials, led by Bill Woodburn. Both George and Bill have great respect for the heritage and capabilities of Osmonics and are excited by the prospect of bringing together these three excellent businesses. Additionally, they are committed to having leaders from Osmonics, GEWT and GE Betz all play significant roles in the planning and execution of the integration activity.

You'll hear more about this important and very positive development as the closing of the merger nears. In the meantime, your support and effort continue to be very much appreciated.

Thank you and best regards,

Dean

*        *        *

        This letter shall not constitute an offer of any securities for sale.    The proposed transaction will be submitted to Osmonics' shareholders for their consideration. On December 23, 2002, GE filed a registration statement, containing a preliminary proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Shareholders of Osmonics are urged to read the registration statement and the definitive proxy statement/prospectus, and any other relevant documents filed with the SEC, when they become available, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about GE and Osmonics, at the SEC's Internet site (http://www.sec.gov).

        Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to GE Power Systems, Attention Dennis Murphy, 4200 Wildwood Parkway, Atlanta, Georgia, 30339, 770/859-6948, or to Osmonics, Investor Relations, 5951 Clearwater Drive, Minnetonka, Minnesota, 55343-8995, or 952/933-2277.

        GE, Osmonics and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Osmonics in connection with the merger. Information about the directors and executive officers of GE is set forth in the proxy statement on Schedule 14A for GE's 2002 annual meeting of shareholders, as filed with the SEC on March 8, 2002. Information about the directors and executive officers of Osmonics and their ownership of Osmonics common stock is set forth in the proxy statement on Schedule 14A for Osmonics' 2002 annual meeting of shareholders, as filed with the SEC on April 8, 2002.

        Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

        This letter contains forward-looking statements. The following factors, among others, could cause the actual results of the acquisition to differ materially from GE's and Osmonics' expectations: the ability to timely and fully realize the expected cost savings and revenues; competition; changes in economic conditions. Neither GE nor Osmonics assumes any duty to update forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such statements are based on information available as of the date hereof, and are made only as of the date hereof. To the extent that such statements relate to the proposed merger referred to in this letter, there is a risk, among others, that the merger might not be completed.